Exhibit 1.1

GENERAL ELECTRIC COMPANY
(“COMPANY”)

DEBT SECURITIES
UNDERWRITING AGREEMENT

April 13, 2020

General Electric Company
5 Necco Street

Boston, MA 02210

Ladies and Gentlemen:

On behalf of the several Underwriters named in Schedule I hereto (the “Underwriters”) and for their respective accounts, we offer to purchase, on and subject to the terms and conditions of, and utilizing terms as defined in, the Underwriting Agreement Standard Provisions (Debt Securities and/or Warrants) dated as of November 21, 2008 (“Standard Provisions”), which is attached as Exhibit I hereto, the following securities (“Designated Securities”) on the following terms:

DEBT SECURITIES

$1,000,000,000 3.450% Notes due 2027

Pricing Effective Time:	4:15 PM, EST on April 13, 2020

Pricing Disclosure Material:	Basic Prospectus dated February 26, 2019, Preliminary Prospectus Supplement dated April 13, 2020 and Permitted Free Writing Prospectus dated April 13, 2020, in the aggregate

Indenture:	Senior Note Indenture dated as of October 9, 2012 between General Electric Company and The Bank of New York Mellon, as trustee for the senior debt securities

Title:	3.450% Notes due 2027

Rank:	Senior Unsecured

Aggregate Principal Amount:	$1,000,000,000

Overallotment Option:	None

Interest Rate:	3.450%

Settlement Date:	April 22, 2020

Maturity Date:	May 1, 2027

Interest Payment Dates:	May 1 and November 1 of each year, beginning on November 1, 2020 (long first interest period), and on the maturity date

Regular Record Dates:	The 15th calendar day (whether or not a business day) immediately preceding the related interest payment date

Conversion or Exchange Provisions:	None

Listing Requirements:	None

Fixed or Variable Price Offering:	Fixed

If Fixed Price Offering, initial public offering price:	99.845% of the principal amount, plus accrued interest, if any, from April 22, 2020

Purchase Price by Underwriters:	99.435% of the principal amount ($994,350,000)

Currency of Denomination:	USD

Currency of Payment:	USD

Form and Denomination:	The notes will be issued only in registered, book-entry form. One or more global notes deposited with or on behalf of The Depository Trust Company; denominations of $2,000 and integral multiples of $1,000 in excess thereof

Overseas Paying Agents:	Not Applicable

Optional Redemption:
Make-Whole Redemption:	At any time prior to March 1, 2027, make-whole redemption at the Treasury Rate (as defined in the Pricing Disclosure Material) + 45 basis points.
Par Redemption:	On or after March 1, 2027, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

Dealer Concession:	0.250%

Reallowance Concession:	0.150%

Method of Payment:	Same day funds

Other Terms:	None

If changes in the Standard Provisions have been agreed to, set forth below:	The opinion referred to in Section 5(b) shall be delivered by Gibson, Dunn & Crutcher LLP.

The certificate of the Company referred to in Section 5(a) shall include a statement that the representations and warranties of the Company in this Underwriting Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time.

At the date of this Underwriting Agreement and at the Closing Time, the Representatives shall have received from the Company a certificate executed by the Chief Financial Officer, Treasurer or other authorized person of the Company, in the form of Exhibit II hereto.

Notices to the Company pursuant to Section 10 shall be sent to 901 Main Avenue, Norwalk, CT 06851, Attention: Senior Vice President and Treasurer.

Notices to the Underwriters pursuant to Section 10 shall be sent to:

BofA Securities, Inc.
50 Rockefeller Plaza

NY1-050-12-01

New York, NY 10020

Attention: High Grade Transaction Management/Legal

Facsimile: (646) 855-5958;

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Attention: Investment Grade Syndicate Desk – 3rd floor

Fax: (212) 834-6081;

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, NY 10036

Attention: Investment Banking Division

Fax: (212) 507-8999

The following sections are added to Section 1(a) of the Standard Provisions: “(7) This Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(8) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(9) The Designated Securities to be purchased by the Underwriters from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Underwriting Agreement and the Indenture and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(10) The execution, delivery and performance of this Underwriting Agreement, the Indenture and the Designated Securities and the consummation of the transactions contemplated herein and in the Registration Statement, the Prospectus and the Pricing Disclosure Material (including the issuance and sale of the Designated Securities and the use of the proceeds from the sale of the Designated Securities as described therein under the caption ‘Use of Proceeds’) have been duly authorized by all requisite action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, assets or operations of the Company or any of its subsidiaries pursuant to, the properties, assets or operations of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a material adverse effect (A) in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (B) on the ability of the Company to enter into and perform its obligations under, or consummate the transactions contemplated in, this Underwriting Agreement, the Indenture and the Designated Securities), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or any of its subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by the Company or any of its subsidiaries.

(11) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations under this Underwriting Agreement, the Indenture, or the Designated Securities, in connection with the offering, issuance or sale of the Designated Securities or the consummation of the transactions contemplated in this Underwriting Agreement, the Indenture or the

Designated Securities, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the securities laws of any state or non-U.S. jurisdiction or the rules of Financial Industry Regulatory Authority, Inc.

(12) The Company maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Company and its Subsidiaries and, to the knowledge of the Company, their respective directors, officers, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects, and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to Anti-Corruption Laws or Sanctions is pending or, to the best knowledge of the Company, threatened. None of the Company or any Subsidiary nor, to the knowledge of the Company or such Subsidiary, any of their respective directors, officers or employees or any of their respective agents, is a Sanctioned Person. No part of the proceeds of the Designated Securities will be used by the Company in violation of Anti-Corruption Laws or applicable Sanctions. As used herein, “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Company and its affiliated companies from time to time concerning or relating to bribery or corruption; “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto; “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury; “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Entity or other entity; “Sanctioned Country” means a country or territory which at any time is the subject or target of any Sanctions; “Sanctioned Person” means, at any time, any (a) Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United

Nations Security Council or any similar list maintained by the European Union (“EU”) or any EU member state, (b) any Governmental Entity of any Sanctioned Country, (c) any Person located, organized or resident in a Sanctioned Country or (d) any Person directly or indirectly 50% or more owned by, or otherwise controlled by, any Person referenced in clauses (a) or (b); “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, France or Her Majesty’s Treasury of the United Kingdom; and “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with Generally Accepted Accounting Principles as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.”

The following section is added to the Standard Provisions: “In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies its clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.”

The following section is added to the Standard Provisions: “(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such

Underwriter of this Underwriting Agreement, and any interest and obligation in or under this Underwriting Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Underwriting Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Underwriting Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Underwriting Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this section, a “BHC Act Affiliate” has the meaning assigned to the term ‘affiliate’ in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”

$1,250,000,000 3.625% Notes due 2030

Pricing Effective Time:	4:15 PM, EST on April 13, 2020

Pricing Disclosure Material:	Basic Prospectus dated February 26, 2019, Preliminary Prospectus Supplement dated April 13, 2020 and Permitted Free Writing Prospectus dated April 13, 2020,

in the aggregate

Indenture:	Senior Note Indenture dated as of October 9, 2012 between General Electric Company and The Bank of New York Mellon, as trustee for the senior debt securities

Title:	3.625% Notes due 2030

Rank:	Senior Unsecured

Aggregate Principal Amount:	$1,250,000,000

Overallotment Option:	None

Interest Rate:	3.625%

Settlement Date:	April 22, 2020

Maturity Date:	May 1, 2030

Interest Payment Dates:	May 1 and November 1 of each year, beginning on November 1, 2020 (long first interest period), and on the maturity date

Regular Record Dates:	The 15th calendar day (whether or not a business day) immediately preceding the related interest payment date

Conversion or Exchange Provisions:	None

Listing Requirements:	None

Fixed or Variable Price Offering:	Fixed

If Fixed Price Offering, initial public offering price:	99.841% of the principal amount, plus accrued interest, if any, from April 22, 2020

Purchase Price by Underwriters:	99.391% of the principal amount ($1,242,387,500)

Currency of Denomination:	USD

Currency of Payment:	USD

Form and Denomination:	The notes will be issued only in registered, book-entry form. One or more global notes deposited with or on behalf of The Depository Trust Company; denominations of $2,000 and integral multiples of $1,000 in excess thereof

Overseas Paying Agents:	Not Applicable

Optional Redemption:
Make-Whole Redemption:	At any time prior to February 1, 2030, make-whole redemption at the Treasury Rate (as defined in the Pricing Disclosure Material) + 45 basis points.
Par Redemption:	On or after February 1, 2030, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

Dealer Concession:	0.250%

Reallowance Concession:	0.200%

Method of Payment:	Same day funds

Other Terms:	None

If changes in the Standard Provisions have been agreed to, set forth below:	The opinion referred to in Section 5(b) shall be delivered by Gibson, Dunn & Crutcher LLP.

The certificate of the Company referred to in Section 5(a) shall include a statement that the representations and warranties of the Company in this Underwriting Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time.

At the date of this Underwriting Agreement and at the Closing Time, the Representatives shall have received from the Company a certificate executed by the Chief Financial Officer, Treasurer or other authorized person of the Company, in the form of Exhibit II hereto.

Notices to the Company pursuant to Section 10 shall be sent to 901 Main Avenue, Norwalk, CT 06851, Attention: Senior Vice President and Treasurer.

Notices to the Underwriters pursuant to Section 10 shall be sent to:

BofA Securities, Inc.

50 Rockefeller Plaza

NY1-050-12-01

New York, NY 10020

Attention: High Grade Transaction Management/Legal

Facsimile: (646) 855-5958;

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Attention: Investment Grade Syndicate Desk – 3rd floor

Fax: (212) 834-6081;

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, NY 10036

Attention: Investment Banking Division

Fax: (212) 507-8999

The following sections are added to Section 1(a) of the Standard Provisions: “(7) This Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(8) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(9) The Designated Securities to be purchased by the Underwriters from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Underwriting Agreement and the Indenture and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(10) The execution, delivery and performance of this Underwriting Agreement, the Indenture and the Designated Securities and the consummation of the transactions contemplated herein and in the Registration Statement, the Prospectus and the Pricing Disclosure Material (including the issuance and sale of the Designated Securities and the use of the proceeds from the sale of the Designated Securities as described therein under the caption ‘Use of Proceeds’) have been duly authorized by all requisite action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, assets or operations of the Company or any of its subsidiaries pursuant to, the properties, assets or operations of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a material adverse effect (A) in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (B) on the ability of the Company to enter into and perform its obligations under, or consummate the transactions contemplated in, this Underwriting Agreement, the Indenture and the Designated Securities), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or any of its subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by the Company or any of its subsidiaries.

(11) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations under this Underwriting Agreement, the Indenture, or the Designated Securities, in connection with the offering, issuance or sale of the Designated Securities or the consummation of the transactions contemplated in this Underwriting Agreement, the Indenture or the Designated Securities, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the securities laws of any state or non-U.S. jurisdiction or the rules of Financial Industry Regulatory Authority, Inc.

(12) The Company maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Company and its Subsidiaries and, to the knowledge of the Company, their respective directors, officers, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects, and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to Anti-Corruption Laws or Sanctions is pending or, to the best knowledge of the Company, threatened. None of the Company or any Subsidiary nor, to the knowledge of the Company or such Subsidiary, any of their respective directors, officers or employees or any of their respective agents, is a Sanctioned Person. No part of the proceeds of the Designated Securities will be used by the Company in violation of Anti-Corruption Laws or applicable Sanctions. As used herein, “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Company and its affiliated companies from time to time concerning or relating to bribery or corruption; “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto; “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury; “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Entity or other entity; “Sanctioned Country” means a country or territory which at any time is the subject or target of any Sanctions; “Sanctioned Person” means, at any time, any (a) Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council or any similar list maintained by the European Union (“EU”) or any EU member state, (b) any Governmental Entity of any Sanctioned Country, (c) any Person located, organized or resident in a Sanctioned Country or (d) any Person directly or indirectly 50% or more owned by, or otherwise controlled by, any Person referenced in clauses (a) or (b); “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, France or Her Majesty’s Treasury of the United Kingdom; and “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with Generally Accepted Accounting Principles as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.”

The following section is added to the Standard Provisions: “In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies its clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.”

The following section is added to the Standard Provisions: “(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Underwriting Agreement, and any interest and obligation in or under this Underwriting Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Underwriting Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Underwriting Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Underwriting Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this section, a “BHC Act Affiliate” has the meaning assigned to the term ‘affiliate’ in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”

$1,500,000,000 4.250% Notes due 2040

Pricing Effective Time:	4:15 PM, EST on April 13, 2020

Pricing Disclosure Material:	Basic Prospectus dated February 26, 2019, Preliminary Prospectus Supplement dated April 13, 2020 and Permitted Free Writing Prospectus dated April 13, 2020, in the aggregate

Indenture:	Senior Note Indenture dated as of October 9, 2012 between General Electric Company and The Bank of New York Mellon, as trustee for the senior debt securities

Title:	4.250% Notes due 2040

Rank:	Senior Unsecured

Aggregate Principal Amount:	$1,500,000,000

Overallotment Option:	None

Interest Rate:	4.250%

Settlement Date:	April 22, 2020

Maturity Date:	May 1, 2040

Interest Payment Dates:	May 1 and November 1 of each year, beginning on November 1, 2020 (long first interest period), and on the maturity date

Regular Record Dates:	The 15th calendar day (whether or not a business day) immediately preceding the related interest payment date

Conversion or Exchange Provisions:	None

Listing Requirements:	None

Fixed or Variable Price Offering:	Fixed

If Fixed Price Offering, initial public offering price:	99.718% of the principal amount, plus accrued interest, if any, from April 22, 2020

Purchase Price by Underwriters:	98.968% of the principal amount ($1,484,520,000)

Currency of Denomination:	USD

Currency of Payment:	USD

Form and Denomination:	The notes will be issued only in registered, book-entry form. One or more global notes deposited with or on behalf of The Depository Trust Company; denominations of $2,000 and integral multiples of $1,000 in excess thereof

Overseas Paying Agents:	Not Applicable

Optional Redemption:
Make-Whole Redemption:	At any time prior to November 1, 2039, make-whole redemption at the Treasury Rate (as defined in the Pricing Disclosure Material) + 45 basis points.
Par Redemption:	On or after November 1, 2039, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

Dealer Concession:	0.450%

Reallowance Concession:	0.300%

Method of Payment:	Same day funds

Other Terms:	None

If changes in the Standard Provisions have been agreed to, set forth below:	The opinion referred to in Section 5(b) shall be delivered by Gibson, Dunn & Crutcher LLP.

The certificate of the Company referred to in Section 5(a) shall include a statement that the representations and warranties of the Company in this Underwriting Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time.

At the date of this Underwriting Agreement and at the Closing Time, the Representatives shall have received from the Company a certificate executed by the Chief Financial Officer, Treasurer or other authorized person of the Company, in the form of Exhibit II hereto.

Notices to the Company pursuant to Section 10 shall be sent to 901 Main Avenue, Norwalk, CT 06851, Attention: Senior Vice President and Treasurer.

Notices to the Underwriters pursuant to Section 10 shall be sent to:

BofA Securities, Inc.
50 Rockefeller Plaza

NY1-050-12-01

New York, NY 10020

Attention: High Grade Transaction Management/Legal

Facsimile: (646) 855-5958;

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Attention: Investment Grade Syndicate Desk – 3rd floor

Fax: (212) 834-6081;

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, NY 10036

Attention: Investment Banking Division

Fax: (212) 507-8999

The following sections are added to Section 1(a) of the Standard Provisions: “(7) This Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(8) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(9) The Designated Securities to be purchased by the Underwriters from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Underwriting Agreement and the Indenture and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(10) The execution, delivery and performance of this Underwriting Agreement, the Indenture and the Designated Securities and the consummation of the transactions contemplated herein and in the Registration Statement, the Prospectus and the Pricing Disclosure Material (including the issuance and sale of the Designated Securities and the use of the proceeds from the sale of the Designated Securities as described therein under the caption ‘Use of Proceeds’) have been duly authorized by all requisite action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, assets or operations of the Company or any of its subsidiaries pursuant to, the properties, assets or operations of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a material adverse effect (A) in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (B) on the ability of the Company to enter into and perform its obligations under, or consummate the transactions contemplated in, this Underwriting Agreement, the Indenture and the Designated Securities), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or any of its subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by the Company or any of its subsidiaries.

(11) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations under this Underwriting Agreement, the Indenture, or the Designated Securities, in connection with the offering, issuance or sale of the Designated Securities or the consummation of the transactions contemplated in this Underwriting Agreement, the Indenture or the Designated Securities, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the securities laws of any state or non-U.S. jurisdiction or the rules of Financial Industry Regulatory Authority, Inc.

(12) The Company maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Company and its Subsidiaries and, to the knowledge of the Company, their respective directors, officers, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects, and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to Anti-Corruption Laws or Sanctions is pending or, to the best knowledge of the Company, threatened. None of the Company or any Subsidiary nor, to the knowledge of the Company or such Subsidiary, any of their respective directors, officers or employees or any of their respective agents, is a Sanctioned Person. No part of the proceeds of the Designated Securities will be used by the Company in violation of Anti-Corruption Laws or applicable Sanctions. As used herein, “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Company and its affiliated companies from time to time concerning or relating to bribery or corruption; “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto; “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury; “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Entity or other entity; “Sanctioned Country” means a country or territory which at any time is the subject or target of any Sanctions; “Sanctioned Person” means, at any time, any (a) Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council or any similar list maintained by the European Union (“EU”) or any EU member state, (b) any Governmental Entity of any Sanctioned Country, (c) any Person located, organized or resident in a Sanctioned Country or (d) any Person directly or indirectly 50% or more owned by, or otherwise controlled by, any Person referenced in clauses (a) or (b); “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, France or Her Majesty’s Treasury of the United Kingdom; and “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with Generally Accepted Accounting Principles as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.”

The following section is added to the Standard Provisions: “In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies its clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.”

The following section is added to the Standard Provisions: “(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Underwriting Agreement, and any interest and obligation in or under this Underwriting Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Underwriting Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Underwriting Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Underwriting Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this section, a “BHC Act Affiliate” has the meaning assigned to the term ‘affiliate’ in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”

$2,250,000,000 4.350% Notes due 2050

Pricing Effective Time:	4:15 PM, EST on April 13, 2020

Pricing Disclosure Material:	Basic Prospectus dated February 26, 2019, Preliminary Prospectus Supplement dated April 13, 2020 and Permitted Free Writing Prospectus dated April 13, 2020, in the aggregate

Indenture:	Senior Note Indenture dated as of October 9, 2012 between General Electric Company and The Bank of New York Mellon, as trustee for the senior debt securities

Title:	4.350% Notes due 2050

Rank:	Senior Unsecured

Aggregate Principal Amount:	$2,250,000,000

Overallotment Option:	None

Interest Rate:	4.350%

Settlement Date:	April 22, 2020

Maturity Date:	May 1, 2050

Interest Payment Dates:	May 1 and November 1 of each year, beginning on November 1, 2020 (long first interest period), and on the maturity date

Regular Record Dates:	The 15th calendar day (whether or not a business day) immediately preceding the related interest payment date

Conversion or Exchange Provisions:	None

Listing Requirements:	None

Fixed or Variable Price Offering:	Fixed

If Fixed Price Offering, initial public offering price:	99.650% of the principal amount, plus accrued interest, if any, from April 22, 2020

Purchase Price by Underwriters:	98.775% of the principal amount ($2,222,437,500)

Currency of Denomination:	USD

Currency of Payment:	USD

Form and Denomination:	The notes will be issued only in registered, book-entry form. One or more global notes deposited with or on behalf of The Depository Trust Company; denominations of $2,000 and integral multiples of $1,000 in excess thereof

Overseas Paying Agents:	Not Applicable

Optional Redemption:
Make-Whole Redemption:	At any time prior to November 1, 2049, make-whole redemption at the Treasury Rate (as defined in the Pricing Disclosure Material) + 50 basis points.
Par Redemption:	On or after November 1, 2049, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

Dealer Concession:	0.500%

Reallowance Concession:	0.350%

Method of Payment:	Same day funds

Other Terms:	None

If changes in the Standard Provisions have been agreed to, set forth below:	The opinion referred to in Section 5(b) shall be delivered by Gibson, Dunn & Crutcher LLP.

The certificate of the Company referred to in Section 5(a) shall include a statement that the representations and warranties of the Company in this Underwriting Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time.

At the date of this Underwriting Agreement and at the Closing Time, the Representatives shall have received from the Company a certificate executed by the Chief Financial Officer, Treasurer or other authorized person of the Company, in the form of Exhibit II hereto.

Notices to the Company pursuant to Section 10 shall be sent to 901 Main Avenue, Norwalk, CT 06851, Attention: Senior Vice President and Treasurer.

Notices to the Underwriters pursuant to Section 10 shall be sent to:

BofA Securities, Inc.

50 Rockefeller Plaza
NY1-050-12-01
New York, NY 10020
Attention: High Grade Transaction Management/Legal
Facsimile: (646) 855-5958;

J.P. Morgan Securities LLC
383 Madison Avenue
New York, NY 10179
Attention: Investment Grade Syndicate Desk – 3rd floor
Fax: (212) 834-6081;

Morgan Stanley & Co. LLC
1585 Broadway, 29th Floor
New York, NY 10036
Attention: Investment Banking Division

Fax: (212) 507-8999

The following sections are added to Section 1(a) of the Standard Provisions: “(7) This Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(8) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(9) The Designated Securities to be purchased by the Underwriters from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Underwriting Agreement and the Indenture and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(10) The execution, delivery and performance of this Underwriting Agreement, the Indenture and the Designated Securities and the consummation of the transactions contemplated herein and in the Registration Statement, the Prospectus and the Pricing Disclosure Material (including the issuance and sale of the Designated Securities and the use of the proceeds from the sale of the Designated Securities as described therein under the caption ‘Use of Proceeds’) have been duly authorized by all requisite action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, assets or operations of the Company or any of its subsidiaries pursuant to, the properties, assets or operations of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a material adverse effect (A) in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (B) on the ability of the Company to enter into and perform its obligations under, or consummate the transactions contemplated in, this Underwriting Agreement, the Indenture and the Designated Securities), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or any of its subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by the Company or any of its subsidiaries.

(11) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations under this Underwriting Agreement, the Indenture, or the Designated Securities, in connection with the offering, issuance or sale of the Designated Securities or the consummation of the transactions contemplated in this Underwriting Agreement, the Indenture or the

Designated Securities, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the securities laws of any state or non-U.S. jurisdiction or the rules of Financial Industry Regulatory Authority, Inc.

(12) The Company maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Company and its Subsidiaries and, to the knowledge of the Company, their respective directors, officers, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects, and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to Anti-Corruption Laws or Sanctions is pending or, to the best knowledge of the Company, threatened. None of the Company or any Subsidiary nor, to the knowledge of the Company or such Subsidiary, any of their respective directors, officers or employees or any of their respective agents, is a Sanctioned Person. No part of the proceeds of the Designated Securities will be used by the Company in violation of Anti-Corruption Laws or applicable Sanctions. As used herein, “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Company and its affiliated companies from time to time concerning or relating to bribery or corruption; “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto; “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury; “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Entity or other entity; “Sanctioned Country” means a country or territory which at any time is the subject or target of any Sanctions; “Sanctioned Person” means, at any time, any (a) Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United

Nations Security Council or any similar list maintained by the European Union (“EU”) or any EU member state, (b) any Governmental Entity of any Sanctioned Country, (c) any Person located, organized or resident in a Sanctioned Country or (d) any Person directly or indirectly 50% or more owned by, or otherwise controlled by, any Person referenced in clauses (a) or (b); “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, France or Her Majesty’s Treasury of the United Kingdom; and “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with Generally Accepted Accounting Principles as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.”

The following section is added to the Standard Provisions: “In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies its clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.”

The following section is added to the Standard Provisions: “(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such

Underwriter of this Underwriting Agreement, and any interest and obligation in or under this Underwriting Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Underwriting Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Underwriting Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Underwriting Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this section, a “BHC Act Affiliate” has the meaning assigned to the term ‘affiliate’ in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”

Name and Address of Representatives:

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

The Representatives named above and executing this Underwriting Agreement represent that the Underwriters have authorized the Representatives to enter into this Underwriting Agreement and to act hereunder on their behalf.

The respective principal amounts of the Designated Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule I hereto.

The provisions of the Standard Provisions are incorporated herein by reference.

The Closing will take place at 10:00 A.M., New York City time, on April 22, 2020, at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006.

Please signify your acceptance by signing the enclosed response to us in the space provided and returning it to us.

[Remainder of Page Intentionally Blank]

Very truly yours,

BOFA SECURITIES, INC.

By:	/s/ Kevin Wehler
Name: Kevin Wehler
Title: Managing Director

J.P. MORGAN SECURITIES LLC

By:	/s/ Som Bhattacharyya
Name: Som Bhattacharyya
Title: Executive Director

MORGAN STANLEY & CO. LLC

By:	/s/ Ian Drewe
Name: Ian Drewe
Title: Executive Director

as Representatives for themselves and the other underwriters named in Schedule I attached hereto

Accepted:

GENERAL ELECTRIC COMPANY

By:	/s/ Michael Taets
Name:	Michael Taets
Title:	Authorized Signatory

SCHEDULE I

DEBT SECURITIES

$1,000,000,000 3.450% Notes due 2027

UNDERWRITER	PRINCIPAL AMOUNT
BofA Securities, Inc.	$200,000,000
J.P. Morgan Securities LLC	$200,000,000
Morgan Stanley & Co. LLC	$200,000,000
BNP Paribas Securities Corp.	$83,334,000
Credit Suisse Securities (USA) LLC	$83,333,000
Deutsche Bank Securities Inc.	$83,333,000
HSBC Securities (USA) Inc.	$25,000,000
Mizuho Securities USA LLC	$25,000,000
MUFG Securities Americas Inc.	$25,000,000
SMBC Nikko Securities America, Inc.	$25,000,000
Blaylock Van, LLC	$16,667,000
Mischler Financial Group, Inc.	$16,667,000
R. Seelaus & Co., LLC	$16,666,000
Total:	$1,000,000,000

$1,250,000,000 3.625% Notes due 2030

UNDERWRITER	PRINCIPAL AMOUNT
BofA Securities, Inc.	$250,000,000
J.P. Morgan Securities LLC	$250,000,000
Morgan Stanley & Co. LLC	$250,000,000
BNP Paribas Securities Corp.	$104,167,000
Credit Suisse Securities (USA) LLC	$104,167,000
Deutsche Bank Securities Inc.	$104,166,000
HSBC Securities (USA) Inc.	$31,250,000
Mizuho Securities USA LLC	$31,250,000
MUFG Securities Americas Inc.	$31,250,000
SMBC Nikko Securities America, Inc.	$31,250,000
Blaylock Van, LLC	$20,834,000
Mischler Financial Group, Inc.	$20,833,000
R. Seelaus & Co., LLC	$20,833,000
Total:	$1,250,000,000

$1,500,000,000 4.250% Notes due 2040

UNDERWRITER	PRINCIPAL AMOUNT
BofA Securities, Inc.	$300,000,000
J.P. Morgan Securities LLC	$300,000,000
Morgan Stanley & Co. LLC	$300,000,000
BNP Paribas Securities Corp.	$125,000,000
Credit Suisse Securities (USA) LLC	$125,000,000
Deutsche Bank Securities Inc.	$125,000,000
HSBC Securities (USA) Inc.	$37,500,000
Mizuho Securities USA LLC	$37,500,000
MUFG Securities Americas Inc.	$37,500,000
SMBC Nikko Securities America, Inc.	$37,500,000
Blaylock Van, LLC	$25,000,000
Mischler Financial Group, Inc.	$25,000,000
R. Seelaus & Co., LLC	$25,000,000
Total:	$1,500,000,000

$2,250,000,000 4.350% Notes due 2050

UNDERWRITER	PRINCIPAL AMOUNT
BofA Securities, Inc.	$450,000,000
J.P. Morgan Securities LLC	$450,000,000
Morgan Stanley & Co. LLC	$450,000,000
BNP Paribas Securities Corp.	$187,500,000
Credit Suisse Securities (USA) LLC	$187,500,000
Deutsche Bank Securities Inc.	$187,500,000
HSBC Securities (USA) Inc.	$56,250,000
Mizuho Securities USA LLC	$56,250,000
MUFG Securities Americas Inc.	$56,250,000
SMBC Nikko Securities America, Inc.	$56,250,000
Blaylock Van, LLC	$37,500,000
Mischler Financial Group, Inc.	$37,500,000
R. Seelaus & Co., LLC	$37,500,000
Total:	$2,250,000,000

SCHEDULE II

Attached Permitted Free Writing Prospectus: The only such prospectus is identified below and attached substantially in the form hereto:

Pricing Term Sheet dated April 13, 2020

(to Preliminary Prospectus dated April 13, 2020)

General Electric Company

Filed Pursuant to Rule 433

Dated April 13, 2020

Registration Statement: 333-229886

Pricing Term Sheet

General Electric Company

April 13, 2020

$1,000,000,000 3.450% Notes due 2027

$1,250,000,000 3.625% Notes due 2030

$1,500,000,000 4.250% Notes due 2040

$2,250,000,000 4.350% Notes due 2050

Issuer:	General Electric Company
Trade Date:	April 13, 2020
Settlement Date:	April 22, 2020 (T+7)
Expected Ratings (Moody’s / S&P / Fitch)*:	[Intentionally Omitted]
Title:	3.450% Notes due 2027	3.625% Notes due 2030	4.250% Notes due 2040	4.350% Notes due 2050
Principal Amount:	$1,000,000,000	$1,250,000,000	$1,500,000,000	$2,250,000,000
Maturity Date:	May 1, 2027	May 1, 2030	May 1, 2040	May 1, 2050
Coupon:	3.450%	3.625%	4.250%	4.350%
Benchmark Treasury:	UST 0.625% 03/31/2027	UST 1.500% 02/15/2030	UST 2.375% 11/15/2049	UST 2.375% 11/15/2049
Benchmark Treasury Price and Yield:	100-00 / 0.625%	107-05 / 0.744%	124-11 / 1.371%	124-11 / 1.371%
Spread to Benchmark Treasury:	+285 basis points	+290 basis points	+290 basis points	+300 basis points
Yield to Maturity:	3.475%	3.644%	4.271%	4.371%
Price to Public:	99.845% of principal amount	99.841% of principal amount	99.718% of principal amount	99.650% of principal amount
Underwriting Discount:	0.410%	0.450%	0.750%	0.875%
Proceeds (before expenses) to Issuer:	$994,350,000	$1,242,387,500	$1,484,520,000	$2,222,437,500
Interest Payment Dates:	May 1 and November 1	May 1 and November 1	May 1 and November 1	May 1 and November 1

First Interest Payment Date:	November 1, 2020 (long first interest period)	November 1, 2020 (long first interest period)	November 1, 2020 (long first interest period)	November 1, 2020 (long first interest period)
Optional Redemption:

At any time prior to March 1, 2027, make-whole redemption at the Treasury Rate (as defined in the preliminary prospectus supplement) +45 basis points.

On or after March 1, 2027, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

At any time prior to February 1, 2030, make-whole redemption at the Treasury Rate (as defined in the preliminary prospectus supplement) +45 basis points.

On or after February 1, 2030, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

At any time prior to November 1, 2039, make-whole redemption at the Treasury Rate (as defined in the preliminary prospectus supplement) +45 basis points.

On or after November 1, 2039, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

At any time prior to November 1, 2049, make-whole redemption at the Treasury Rate (as defined in the preliminary prospectus supplement) +50 basis points.

On or after November 1, 2049, at par plus accrued and unpaid interest, if any, to, but excluding the redemption date.

CUSIP / ISIN	369604 BV4 / US369604BV43	369604 BW2 / US369604BW26	369604 BX0 / US369604BX09	369604 BY8 / US369604BY81
Bookrunners:	BofA Securities, Inc.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC BNP Paribas Securities Corp. Credit Suisse Securities (USA) LLC Deutsche Bank Securities Inc.
Senior Co-Managers:	HSBC Securities (USA) Inc. Mizuho Securities USA LLC MUFG Securities Americas Inc. SMBC Nikko Securities America, Inc.
Co-Managers:	Blaylock Van, LLC Mischler Financial Group, Inc. R. Seelaus & Co., LLC

* Note: A securities rating is not a recommendation to buy, sell or hold securities, and may be subject to change or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or the underwriters participating in the offering will arrange to send you the prospectus if you request it by calling BofA Securities, Inc. toll-free at 1-800-294-1322, J.P. Morgan Securities LLC collect at 1-212-834-4533 or Morgan Stanley & Co. LLC toll-free at 1-866-718-1649.

The Bookrunners and Co-Managers expect to deliver the notes in book-entry form only through the facilities of The Depository Trust Company against payment in New York, New York on or about the seventh business day following the date of this Term Sheet. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to a trade expressly agree otherwise. Accordingly, investors who wish to trade notes on the date of pricing or the next four succeeding business days will be required, by virtue of the fact that the notes initially will settle in T+7, to specify alternative settlement arrangements to prevent a failed settlement.

EXHIBIT I

[Omitted.]

EXHIBIT II

[Omitted.]